Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Income Statement [Abstract]
Net Income available to Common Shareholders	$ 283,389	$ 163,232	$ 37,568
Cash Flow Hedge:
Unrealized gain on derivative assets	31,221	227	0
Amortization of interest rate cap premium	1,123	0	0
Amounts reclassified to earnings	(1,091)	0	0
Total Other Comprehensive Income	31,253	227	0
Total Comprehensive Income	$ 314,642	$ 163,459	$ 37,568